Sanwa Business Credit Corporation
One South Wacker Drive
Chicago, Illinois  60606



                              September 3, 1996



Mr. Donald E. Runge, President
The Diana Corporation
8200 W. Brown Deer Road, Ste 200
Milwaukee, Wisconsin  53223

FAX (414) 355-0815

Re: Atlanta Provision Company ("Atlanta")/Proposal Letter and Term Sheet dated August 13, 1996 (copies attached, hereinafter referred to collectively as the "Proposal")

Dear Mr. Runge:

This will confirm our conversation of September 3, 1996. Subject to the terms and conditions set forth in the above Proposal (by reference, incorporated herein and made a part hereof), Sanwa Business Credit Corporation has committed to close on the financing accommodation contemplated therein on or before September 30, 1996.

                              Very truly yours,

                              SANWA BUSINESS CREDIT CORPORATION

                              /s/ George M. Adams
                                  First Vice President
                                  (312) 853-1369